Exhibit 23.1
                        CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Columbia Bancorp:

         We consent to the use of our report through the incorporation by reference in the Registration Statement of Columbia Bancorp on Form S-8, 1997 registration of the Common Stock of Columbia Bancorp held by, and the participation interests in, the Columbia Bancorp 401(k) Plan and Trust.

                                            /s/  KPMG Peat Marwick LLP
                                            KPMG Peat Marwick LLP

Baltimore, Maryland
July 29, 1997


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